                                                                 Exhibit 99.1(C)

                            Computational Materials

~p

                                LEHMAN BROTHERS

                              DERIVED INFORMATION

                           $590,000,000 Certificates

                       EQCC Home Equity Loan Trust 1996-4

         EQCC Receivables Corporation and EQCC Asset Backed Corporation
                                  (Depositors)

                       EquiCredit Corporation of America
                                   (Servicer)





See Lehman Brothers' Disclaimer on pages 28 and 29.
                                     Page 1


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EQCC Home Equity Loan Trust 1996-4   Securities Offered:

To Maturity:

Class    Approx  Bnchmrk    Approx   Est. WAL/  Window   Expected Stated Ratings
         Size   ($mm)       Price(%) DUR(yrs)   (mths)   Final    Final (M/S&P)
A-1 (1)  $ 78.80 Curve      99.999   0.45/0.43   1-10    10/97   12/02  Aaa/AAA
A-2 (1)  $106.47 1 Yr Tsy   99.990   1.15/1.08   10-19   7/98    10/03  Aaa/AAA
A-3 (1)  $103.69 2 Yr Tsy   99.998   2.00/1.82   19-31   7/99    11/06  Aaa/AAA
A-4 (1)  $ 92.74 3 Yr Tsy   99.984   3.08/2.70   31-46   10/00    8/10  Aaa/AAA
A-5 (1)  $ 32.15 Curve      99.982   4.08/3.46   46-53   5/01     7/11  Aaa/AAA
A-6 (1)  $ 60.11 5 Yr Tsy   99.957   5.25/4.26   53-77   5/03     7/14  Aaa/AAA
A-7 (1)  $ 36.58 Curve      99.985   7.35/5.51   77-113  5/06     6/23  Aaa/AAA
A-8 (1)  $ 20.46 10 Yr Tsy  99.985   11.66/7.49  113-358 10/26    1/28  Aaa/AAA
A-9 (1)  $ 59.00 Curve      99.972   6.15/4.79   37-178  10/11   10/11  Aaa/AAA

To 10% Call:

A-7 (1)  $ 36.58 Curve      99.985   6.75/5.18    77-82  10/03    6/23  Aaa/AAA
A-8 (1)  $ 20.46 10 Yr Tsy  99.985   6.79/5.15    82-82  10/03    1/28  Aaa/AAA

A-9 (1)  $ 59.00 Curve      99.972   5.82/4.60    37-82  10/03   10/11  Aaa/AAA

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                     Page 2
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EQCC Home Equity Loan Trust 1996-4
Footnotes:
(1) Prepayments are sized at 125% of the prepayment assumption. A 100% prepayment assumption assumes that prepayments start at 5% CPR in month 1, increase by 1.364% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.






See Lehman Brothers' Disclaimer on pages 28 and 29.
                                     Page 3
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Projected Performance Under Varying Prepayment Assumptions

Certificates
To Maturity

% of Prepay Assumption    0%      50%    100%    125%    150%    175%
Implied Seasoned CPR      0%      10%     20%     25%     30%     35%

Class A1
Average Life (Yrs)      3.24     0.80    0.52    0.45    0.40    0.36
Mod. Duration (Yrs)     2.81     0.76    0.50    0.43    0.38    0.34
Window (Begin-End)      1-72     1-18    1-11    1-10     1-9     1-8
Expected Final Mat     12/02     6/98   11/97   10/97    9/97    8/97

Class A2
Average Life (Yrs)      6.73     2.32    1.36    1.15    1.00    0.90
Mod. Duration (Yrs)     5.37     2.09    1.27    1.08    0.94    0.85
Window (Begin-End)     72-82    18-40   11-23   10-19    9-16    8-15
Expected Final Mat     10/03     4/00   11/98    7/98    4/98    3/98

See Lehman Brothers' Disclaimer on pages 28 and 29.

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Projected Performance Under Varying Prepayment Assumptions

Certificates
To Maturity

% of Prepay Assumption    0%      50%    100%    125%    150%    175%
Implied Seasoned CPR      0%      10%     20%     25%     30%     35%

Class A3
Average Life (Yrs)      8.20     4.42    2.43    2.00    1.70    1.48
Mod Duration (Yrs)      6.20     3.74    2.19    1.82    1.56    1.37
Window (Begin-End)    82-119    40-69   23-37   19-31   16-26   15-22
Expected Final Mat     11/06     9/02    1/00    7/99    2/99   10/98

Class A4
Average Life (Yrs)     11.91     6.58    3.85    3.08    2.57    2.21
Mod Duration (Yrs)      8.06     5.20    3.30    2.70    2.29    1.99
Window (Begin-End)   119-164    69-82   37-57   31-46   26-38   22-32
Expected Final Mat      8/10    10/03    9/01   10/00    2/00    8/99

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                     Page 5

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Projected Performance Under Varying Prepayment Assumptions

Certificates
To Maturity
% of Prepay Assumption    0%      50%    100%    125%    150%    175%
Implied Seasoned CPR      0%      10%     20%     25%     30%     35%

Class A5
Average Life (Yrs)     14.12     7.71    5.14    4.08    3.34    2.82
Mod Duration (Yrs)      8.86     5.83    4.21    3.46    2.90    2.49
Window (Begin-End)   164-175   82-105   57-68   46-53   38-44   32-37
Expected Final Mat      7/11     9/05    8/02    5/01    8/00    1/00

Class A6
Average Life (Yrs)     15.08    10.24    6.46    5.25    4.25    3.54
Mod Duration (Yrs)      9.12     7.12    5.05    4.26    3.56    3.04
Window (Begin-End)   175-211   105-145   68-86   53-77  44-61   37-51

Expected Final Mat      7/14     1/09    2/04    5/03    1/02    3/01

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                     Page 6

~p
Projected Performance Under Varying Prepayment Assumptions

Certificates
To Maturity
% of Prepay Assumption    0%      50%    100%    125%    150%    175%
Implied Seasoned CPR      0%      10%     20%     25%     30%     35%

Class A7
Average Life (Yrs)     21.81    13.52    9.12    7.35    5.95    4.79
Mod Duration (Yrs)     10.65     8.38    6.46    5.51    4.68    3.92
Window (Begin-End)    211-318  145-178  86-133  77-113  61-82   51-69
Expected Final Mat      6/23    10/11    1/08    5/06   10/03    9/02

Class A8
Average Life (Yrs)     28.30    18.39   13.53   11.66    9.85    7.95
Mod Duration (Yrs)     11.47     9.59    8.20    7.49    6.68    5.71
Window (Begin-End)    318-359  178-359 133-359 113-358  82-351  69-326
Expected Final Mat     11/26    11/26   11/26   10/26    3/26    2/24

See Lehman Brothers' Disclaimer on pages 28 and 29.

                                     Page 7


~p
Projected Performance Under Varying Prepayment Assumptions

Certificates
To Maturity
% of Prepay Assumption     0%      50%    100%    125%    150%    175%
Implied Seasoned CPR       0%      10%     20%     25%     30%     35%

Class A9
Average Life (Yrs)      8.79     7.26    6.45    6.15    5.92    5.73
Mod Duration (Yrs)      6.27     5.45    4.97    4.79    4.65    4.52
Window (Begin-End)    37-178   37-178  37-178  37-178  37-178  37-178
Expected Final Mat     10/11    10/11   10/11   10/11   10/11   10/11

See Lehman Brothers' Disclaimer on pages 28 and 29.

~p

Certificates
To Cleanup Call
% of Prepay Assumption     0%      50%    100%    125%    150%    175%
Implied Seasoned CPR       0%      10%     20%     25%     30%     35%

Class A7
Average Life (Yrs)     17.21    12.04    7.96    6.75    5.85    4.77
Mod Duration (Yrs)      9.59     7.81    5.87    5.18    4.62    3.90
Window (Begin-End)   207-207  145-145   86-97   77-82   61-77   51-65
Expected Final Mat      3/14     1/09    1/05   10/03    5/03    5/02

Class A8
Average Life (Yrs)     17.21    12.04    8.04    6.79    6.38    5.38
Mod Duration (Yrs)      9.41     7.70    5.85    5.15    4.91    4.28
Window (Begin-End)    207-207  145-145  97-97   82-82   77-77   65-65
Expected Final Mat      3/14     1/09    1/05   10/03    5/03    5/02

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                     Page 9

~p

Certificates
To Cleanup Call
% of Prepay Assumption     0%      50%    100%    125%    150%    175%
Implied Seasoned CPR       0%      10%     20%     25%     30%     35%

Class A-9
Average Life (Yrs)      8.79     7.24    6.30    5.82    5.48    4.88
Mod Duration (Yrs)      6.27     5.44    4.90    4.60    4.39    3.99
Window (Begin-End)    37-178   37-145   37-97   37-82   37-77   37-65
Expected Final Mat     10/11     1/09    1/05   10/03    5/03    5/02

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 10

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EQCC Home Equity Loan Trust 1996-4
Collateral Summary

Mortgage Loans (as of the Cut-off Date)

Total Number of Loans                13,526

Total Outstanding Loan Balance       $590,000,171.30
      Balloon (% of Total)           37.69%
      Level Pay (% of Total)         62.31%

Avg Loan Principal Balance           $43,619.71
Range of Loan Principal Balance      $4,885 - $350,000

                           <= $25,000     12.56%
                    $25,001 - $50,000     32.15%
                    $50,001 - $75,000     25.24%
                   $75,001 - $100,000     12.70%
                  $100,001 - $500,000     17.35%


See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 11
~P

EQCC Home Equity Loan Trust 1996-4
Collateral Summary (continued)
Wtd Average Coupon     10.85%
Coupon Range           7.75% - 17.64%
                       7.00% -  9.00%    3.60%
                       9.01% - 10.00%   23.92%
                      10.01% - 11.00%   36.40%
                      11.01% - 12.00%   18.25%
                      12.01% - 18.00%   17.82%

Wtd Avg Original Term (mths)            173
Range of Original Terms (mths)          36 - 360

                                  Level Pay  Balloon
                        36-84       0.95%     65.21%
                       85-120       4.77%     14.57%
                      121-180      67.84%     20.22%
                      181-240       9.15%
                      241-360      17.29%


See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 12
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EQCC Home Equity Loan Trust 1996-4
Collateral Summary (continued)

Wtd Avg Remaining Term (mths)        172
Range of Remaining Terms (mths)      24 - 360

                                  Level Pay  Balloon
                        24-84       0.98%     65.32%
                       85-120       4.89%     14.50%
                      121-180      67.69%     20.18%
                      181-240       9.15%
                      241-360      17.29%

Wtd Avg CLTV at Origination          76.96%
Range of CLTV at Origination         7.14% - 107.42%

                       7.00%  -  65.00%   14.96%
                      65.01%  -  75.00%   22.27%
                      75.01%  -  85.00%   46.68%
                      85.01%  - 110.00%   16.08%

See Lehman Brothers' Disclaimer on pages 28 and 29
                                    Page 13
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EQCC Home Equity Loan Trust 1996-4
Collateral Summary (continued)

Wtd Avg SMR (2nd liens only)         33.47%
Range of SMR                         4.32% - 99.95%

Lien Position (first/second)         75.76% / 24.24%

Property Type         Single Family        93.04%
                      2 to 4 Family         4.29%
                      Condos/Townhouse      1.31%
                      Other                 1.36%

Occupancy Status      Owner Occ.  95.52%
                      Investment   4.48%



See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 14
~p
EQCC Home Equity Loan Trust 1996-4
Collateral Summary (continued)

Geographic Distribution

                      FL          12.51%
                      CA           6.86%
                      OH           6.14%

(other states account individually for less than 5% of the Group I pool principal balance)

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 15

~p

                               Number          Current
         Current Balance     of Loans          Balance       %
      0.01 -   25,000.00        4,201    74,089,705.05   12.56
 25,000.01 -   50,000.00        5,239   189,696,407.85   32.15
 50,000.01 -   75,000.00        2,453   148,919,365.39   25.24
 75,000.01 -  100,000.00          874    74,907,702.64   12.70
100,000.01 -  125,000.00          404    44,933,365.56    7.62
125,000.01 -  150,000.00          185    25,333,703.50    4.29
150,000.01 -  175,000.00           81    13,028,227.70    2.21
175,000.01 -  200,000.00           44     8,301,027.24    1.41
200,000.01 -  225,000.00           22     4,657,821.49    0.79
225,000.01 -  250,000.00           12     2,843,888.98    0.48

250,000.01 -  275,000.00            3       777,651.61    0.13
275,000.01 -  300,000.00            3       868,304.29    0.15
300,000.01 -  325,000.00            2       628,400.00    0.11
325,000.01 -  350,000.00            3     1,014,600.00    0.17

Total:                         13,526   590,000,171.30  100.00

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 16
~p

                               Number          Current
       Coupon                of Loans          Balance       %
 7.501- 8.000                       4       236,734.86    0.04
 8.001- 8.500                     146     7,722,353.09    1.31
 8.501- 9.000                     187    13,300,337.05    2.25
 9.001- 9.500                     548    36,557,905.83    6.20
 9.501-10.000                   1,768   104,583,826.46   17.73
10.001-10.500                   1,942   101,201,095.32   17.15
10.501-11.000                   2,532   113,579,363.92   19.25
11.001-11.500                   1,621    65,067,198.01   11.03
11.501-12.000                   1,098    42,622,461.53    7.22
12.001-12.500                     932    32,793,854.21    5.56
12.501-13.000                     844    27,745,448.72    4.70
13.001-13.500                   1,497    31,623,088.28    5.36
13.501-14.000                     149     4,885,170.76    0.83
14.001-14.500                     175     5,782,257.24    0.98
14.501-15.000                      38     1,565,591.73    0.27
       15.001+                     45       733,484.29    0.12

Total:                         13,526   590,000,171.30  100.00

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 17
~p

Stated Remaining                Number              Current
Term                          of Loans           Balance            %
 13- 24                              1          6,640.35         0.00
 25- 36                               3         40,468.07         0.01
 37- 48                               6        112,413.32         0.02
 49- 60                             113      2,567,382.71         0.44
 61- 72                              15        280,212.17         0.05
 73- 84                           2,173    145,834,137.54        24.72
 85- 96                              20        617,669.96         0.10
 97-108                               8        256,154.64         0.04

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 18

~p

Stated Remaining                Number              Current
Term                          of Loans              Balance            %
109-120                           1,210     49,351,411.06         8.36
121-132                               2         40,665.97         0.01
133-144                              27        842,408.23         0.14
145-156                               4        137,812.12         0.02
157-168                               6        188,827.44         0.03
169-180                           8,365    292,522,644.16        49.59
229-240                             622     33,637,634.56         5.70
289-300                               2        111,000.00         0.02
349-360                             949     63,452,689.00        10.75

Total:                           13,526    590,000,171.30       100.00

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 19
~p

                                Number           Current
 Combined LTV                 of Loans           Balance            %
  5.01- 10.00                        7        107,569.49         0.02
 10.01- 15.00                       16        273,762.78         0.05
 15.01- 20.00                       62      1,125,943.62         0.19
 20.01- 25.00                       68      1,349,851.42         0.23
 25.01- 30.00                      114      2,767,133.32         0.47
 30.01- 35.00                      138      3,640,312.80         0.62
 35.01- 40.00                      167      4,732,459.23         0.80
 40.01- 45.00                      191      6,456,641.31         1.09
 45.01- 50.00                      296     10,780,093.90         1.83
 50.01- 55.00                      306     11,719,270.32         1.99

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 20

~p

                                Number           Current
 Combined LTV                 of Loans           Balance            %
 55.01- 60.00                      495     20,149,208.25         3.42
 60.01- 65.00                      583     25,191,140.35         4.27
 65.01- 70.00                    1,178     56,606,547.94         9.59
 70.01- 75.00                    1,495     74,806,564.36        12.68
 75.01- 80.00                    2,308    118,645,191.29        20.11
 80.01- 85.00                    3,058    156,764,527.57        26.57
 85.01- 90.00                    1,124     50,185,036.69         8.51

 90.01- 95.00                      365     12,633,371.04         2.14
 95.01-100.00                    1,492     30,793,597.50         5.22
100.01-105.00                       61      1,208,198.12         0.20
105.01-110.00                        2         63,750.00         0.01

Total:                          13,526    590,000,171.30       100.00

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 21

~p

                                 Number          Current
Home Equity Ratio              of Loans          Balance           %
          0.00                   7,850    446,955,036.81       75.76
0.01  -   5.00                       2         26,739.35        0.00
5.01  -  10.00                     137      1,683,031.89        0.29
10.01 -  15.00                     709     11,717,116.15        1.99
15.01 -  20.00                   1,160     22,288,130.41        3.78
20.01 -  25.00                   1,024     22,913,291.70        3.88
25.01 -  30.00                     796     20,640,180.47        3.50
30.01 -  35.00                     532     15,668,536.63        2.66
35.01 -  40.00                     361     11,482,278.69        1.95
40.01 -  45.00                     225      7,842,722.28        1.33

Table Continued on the Next Page
See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 22

~p
(Cont.)

                                 Number          Current
Home Equity Ratio              of Loans          Balance           %
45.01 -  50.00                     149      5,185,969.09        0.88
50.01 -  55.00                     123      4,594,533.49        0.78
55.01 -  60.00                      88      3,564,060.14        0.60
60.01 -  65.00                      65      2,336,642.27        0.40
65.01 -  70.00                      79      2,967,616.34        0.50
70.01 -  75.00                      63      2,607,498.40        0.44
75.01 -  80.00                      53      2,579,180.91        0.44
80.01 -  85.00                      40      1,758,996.14        0.30
85.01 -  90.00                      39      1,696,338.90        0.29
90.01 -  95.00                      22      1,111,312.72        0.19
95.01 - 100.00                       9        380,958.52        0.06

Total:                          13,526    590,000,171.30      100.00

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 23
~p

States    Number         Current           %
         of Loans        Balance
FL        1,953    73,815,192.68       12.51
CA          772    40,500,638.52        6.86

OH          739    36,204,452.10        6.14
PA          621    28,260,823.41        4.79
MI          567    26,819,513.31        4.55
TN          595    26,633,244.33        4.51
NC          630    24,713,789.61        4.19
NY          385    24,058,806.16        4.08
IN          566    23,807,701.08        4.04
MD          482    22,569,402.10        3.83
IL          487    22,469,362.64        3.81
MN          385    16,566,361.81        2.81
SC          426    15,364,411.20        2.60


Table Continued on the Next Page
See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 24
~p

States    Number                Current           %
         of Loans               Balance
GA          381           15,283,494.10        2.59
WA          339           14,595,429.91        2.47
KY          350           13,807,157.13        2.34
LA          314           12,464,447.11        2.11
MA          184           12,200,767.23        2.07
VA          312           12,091,298.71        2.05
AZ          296           11,489,183.61        1.95
CO          325           11,016,148.80        1.87
IA          232            9,918,821.25        1.68
MO          223            9,527,359.62        1.61
WI          184            8,855,990.48        1.50
UT          262            8,719,683.10        1.48
OR          161            7,160,485.55        1.21
CT          104            5,735,752.11        0.97


Table Continued on the Next Page
See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 25
~p

States     Number                Current           %
         of Loans                Balance
OK           174            5,456,987.15        0.92
KS           147            5,321,226.55        0.90
DE            95            5,138,057.41        0.87
TX            60            5,085,876.22        0.86
MS           133            4,788,123.45        0.81
NJ            64            4,557,696.32        0.77
RI            74            3,959,115.61        0.67
ID           108            3,929,090.00        0.67
AL            93            3,679,673.07        0.62

Table Continued on the Next Page
See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 26

~p

States     Number                Current           %
         of Loans                Balance
AR             70           3,312,074.33        0.56
NM             76           3,007,237.47        0.51
NE             62           2,649,255.39        0.45
NV             50           2,081,725.71        0.35
WV             30           1,565,306.79        0.27
DC              8             447,581.83        0.08
NH              6             341,478.84        0.06
HI              1              29,947.50        0.01

Total:     13,526         590,000,171.30      100.00

See Lehman Brothers' Disclaimer on pages 28 and 29.
                                    Page 27
~p

DISCLAIMER

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the

                                    Page 28
~p
DISCLAIMER (continued)
assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS

                              DERIVED INFORMATION


                           $590,000,000 Certificates



                       EQCC HOME EQUITY LOAN TRUST 1996-4


  EQCC Receivables Corporation and EQCC Asset Backed Corporation (Depositors)
                  EquiCredit Corporation of America (Servicer)


















 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

SECURITIES OFFERED:
FIXED RATE HELS - TO MATURITY:

                                                           APPROX.    ESTIMATED     ESTIMATED     EXPECTED    STATED      EXPECTED
                        APPROX.      GROUP                EXPECTED    WAL/MDUR      PRINCIPAL      FINAL       FINAL      RATINGS
        SECURITIES        SIZE        NO.     BENCHMARK     PRICE       (YRS)      PMT. WINDOW    MATURITY   MATURITY   MOODY'S/S&P
      CLASS A-1 (1)    $78,800,000     I           Curve   99.999%     0.45/0.43      10 months   10/15/97   12/15/02     Aaa/AAA
      CLASS A-2 (1)   $106,470,000     I        1 Yr Tsy   99.990%     1.15/1.08      10 months   7/15/98    10/15/03     Aaa/AAA
      CLASS A-3 (1)   $103,690,000     I        2 Yr Tsy   99.998%     2.00/1.82      13 months   7/15/99    11/15/06     Aaa/AAA
      CLASS A-4 (1)    $92,740,000     I        3 Yr Tsy   99.984%     3.08/2.70      16 months   10/15/00    8/15/10     Aaa/AAA
      CLASS A-5 (1)    $32,150,000     I           Curve   99.982%     4.08/3.46       8 months   5/15/01     7/15/11     Aaa/AAA
      CLASS A-6 (1)    $60,110,000     I        5 Yr Tsy   99.957%     5.25/4.26      25 months   5/15/03     7/15/14     Aaa/AAA
      CLASS A-7 (1)    $36,580,000     I           Curve   99.985%     7.35/5.51      37 months   5/15/06     6/15/23     Aaa/AAA
      CLASS A-8 (1)    $20,460,000     I       10 Yr Tsy   99.985%    11.66/7.49     246 months   10/15/26    1/15/28     Aaa/AAA
      CLASS A-9 (1)    $59,000,000     I           Curve   99.972%     6.15/4.79     142 months   10/15/11   10/15/11     Aaa/AAA

FIXED RATE HELS - TO 10% CALL:
                                                           APPROX.    ESTIMATED     ESTIMATED     EXPECTED    STATED      EXPECTED
                        APPROX.      GROUP                EXPECTED    WAL/MDUR      PRINCIPAL      FINAL       FINAL      RATINGS
        SECURITIES        SIZE        NO.     BENCHMARK     PRICE       (YRS)      PMT. WINDOW    MATURITY   MATURITY   MOODY'S/S&P
      CLASS A-7 (1)    $36,580,000     I           Curve   99.985%     6.75/5.18       6 months   10/15/03    6/15/23     Aaa/AAA
      CLASS A-8 (1)    $20,460,000     I       10 Yr Tsy   99.985%     6.79/5.15        1 month   10/15/03    1/15/28     Aaa/AAA
      CLASS A-9 (1)    $59,000,000     I           Curve   99.972%     5.82/4.60      46 months   10/15/03   10/15/11     Aaa/AAA

(1) Prepayments are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 5% CPR in month one, increase by 1.364% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

SENSITIVITY ANALYSIS

                             PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


TO MATURITY


 % of Prepayment Assumption             0.0%           50.0%          100.0%          125.0%          150.0%          175.0%
 Implied Seasoned CPR                   0.0%           10.0%           20.0%           25.0%           30.0%           35.0%

 Class A-1
 Avg. Life (yrs)                        3.24            0.80            0.52            0.45            0.40            0.36
 Mod Duration (yrs)                     2.81            0.76            0.50            0.43            0.38            0.34
 Window (begin-end) (mths)             1 - 72          1 - 18          1 - 11          1 - 10          1 - 9           1 - 8
 Expected Final Maturity             12/15/02         6/15/98        11/15/97        10/15/97         9/15/97         8/15/97
 Yield @ 99.999%                        5.78            5.78            5.78            5.78            5.78            5.78

 Class A-2
 Avg. Life (yrs)                        6.73            2.32            1.36            1.15            1.00            0.90
 Mod Duration (yrs)                     5.37            2.09            1.27            1.08            0.94            0.85
 Window (begin-end) (mths)             72 - 82         18 - 40        11 - 23         10 - 19           9 - 16         8 - 15
 Expected Final Maturity             10/15/03          4/15/00       11/15/98         7/15/98          4/15/98        3/15/98
 Yield @ 99.990%                        6.11            6.11            6.11            6.12            6.12            6.12

 Class A-3
 Avg. Life (yrs)                        8.20            4.42            2.43            2.00            1.70            1.48
 Mod Duration (yrs)                     6.20            3.74            2.19            1.82            1.56            1.37
 Window (begin-end) (mths)             82 - 119        40 - 69         23 - 37        19 - 31          16 - 26         15 - 22
 Expected Final Maturity              11/15/06         9/15/02         1/15/00        7/15/99          2/15/99        0/15/98
 Yield @ 99.998%                        6.30            6.30            6.30            6.30            6.30            6.30

 Class A-4
 Avg. Life (yrs)                       11.91            6.58            3.85            3.08            2.57            2.21
 Mod Duration (yrs)                     8.06            5.20            3.30            2.70            2.29            1.99
 Window (begin-end) (mths)           119 - 164        69 - 82          37 - 57        31 - 46         26 - 38         22 - 32
 Expected Final Maturity              8/15/10        10/15/03         9/15/01        10/15/00         2/15/00         8/15/99
 Yield @ 99.984%                        6.51            6.51            6.51            6.51            6.51            6.51

 Class A-5
 Avg. Life (yrs)                       14.12            7.71            5.14            4.08            3.34            2.82
 Mod Duration (yrs)                     8.86            5.83            4.21            3.46            2.90            2.49
 Window (begin-end) (mths)           164 - 175        82 - 105         57 - 68        46 - 53         38 - 44         32 - 37
 Expected Final Maturity              7/15/11         9/15/05         8/15/02         5/15/01         8/15/00         1/15/00
 Yield @ 99.982%                        6.76            6.76            6.76            6.76            6.76            6.76





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

                             PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


TO MATURITY


 % of Prepayment Assumption        0.0%           50.0%         100.0%         125.0%         150.0%          175.0%
 Implied Seasoned CPR              0.0%           10.0%           20.0%          25.0%          30.0%           35.0%

 Class A-6
 Avg.Life (yrs)                    15.08           10.24          6.46            5.25           4.25            3.54
 Mod Duration (yrs)                 9.12            7.12           5.05            4.26           3.56            3.04
 Window (begin-end)(mths)        175 - 211       105 -145        68 - 86        53 - 77        44 - 61        37 - 51
 Expected Final Maturity          7/15/14        1/15/09         2/15/04        5/15/03        1/15/02         3/15/01
 Yield @ 99.957%                   6.90            6.90           6.91            6.91           6.91            6.91

 Class A-7
 Avg. Life (yrs)                    21.81          13.52           9.12           7.35            5.95           4.79
 Mod Duration (yrs)                  10.65          8.38           6.46            5.51           4.68            3.92
 Window(begin-end) (mths)        211 - 318      145 - 178       86 -133        77 - 113        61 - 82        51 - 69
 Expected Final Maturity         6/15/23        10/15/11        1/15/08        5/15/06        10/15/03        9/15/02
 Yield @ 99.985%                    7.23           7.23            7.23           7.23            7.23           7.23

 Class A-8
 Avg. Life (yrs)                    28.30          18.39           13.53          11.66           9.85           7.95
 Mod Duration (yrs)                 11.47          9.59            8.20           7.49            6.68           5.71
 Window (begin-end)(mths)        318 - 359      178 - 359       133- 359       113 - 358      82 - 351       69 - 326
 Expected Final Maturity         11/15/26       11/15/26       11/15/26        10/15/26        3/15/26        2/15/24
 Yield @ 99.985%                   7.49            7.49           7.49            7.49           7.49            7.49

 Class A-9
 Avg. Life (yrs)                    8.79            7.26           6.45            6.15           5.92           5.73
 Mod Duration (yrs)                 6.27            5.45           4.97            4.79           4.65           4.52
 Window (begin-end) (mths)        37 - 178       37 - 178       37 - 178       37 - 178        37- 178        37 -178
 Expected Final Maturity         10/15/11       10/15/11        10/15/11       10/15/11       10/15/11        10/15/11
 Yield @ 99.972%                    6.98           6.98            6.99           6.99            6.99           6.99





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

                             PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


TO 10 % CLEANUP CALL


 % of Prepayment Assumption       0.0%            50.0%           100.0%           125.0%           150.0%          175.0%
 Implied Seasoned CPR             0.0%            10.0%            20.0%            25.0%           30.0%            35.0%

 Class A-7
 Avg. Life (yrs)                 17.21            12.04             7.96             6.75             5.85            4.77
 Mod Duration (yrs)               9.59             7.81             5.87             5.18            4.62             3.90
 Window (begin-end) (mths)      207 -207         145- 145         86 - 97          77- 82          61 - 77          51 -65
 Expected Final Maturity        3/15/14         1/15/09          1/15/05          10/15/03         5/15/03         5/15/02
 Yield @ 99.985%                  7.23             7.23             7.23             7.23             7.23            7.23

 Class A-8
 Avg. Life (yrs)                 17.21            12.04             8.04             6.79            6.38             5.38
 Mod Duration (yrs)               9.41             7.70             5.85             5.15            4.91             4.28
 Window (begin-end) (mths)      207 -207         145- 145         97 - 97          82- 82          77 - 77          65- 65
 Expected Final Maturity        3/15/14         1/15/09          1/15/05          10/15/03         5/15/03         5/15/02
 Yield @99.985%                  7.49             7.49             7.49             7.49             7.49             7.49

 Class A-9
 Avg. Life (yrs)                  8.79             7.24            6.30             5.82             5.48             4.88
 Mod Duration (yrs)               6.27             5.44             4.90            4.60             4.39             3.99
 Window(begin-end) (mths)       37 - 178         37- 145         37 - 97          37 - 82          37- 77          37 - 65
 Expected Final Maturity        10/15/11        1/15/09          1/15/05          10/15/03         5/15/03         5/15/02
 Yield @ 99.972%                  6.98             6.98             6.99             6.99            6.99             6.99





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

V.      COLLATERAL SUMMARY

             FIXED RATE HOME EQUITY LOANS (AS OF THE CUT-OFF DATE)

        TOTAL NUMBER OF LOANS                                                13,526

        TOTAL OUTSTANDING LOAN BALANCE                              $590,000,171.30
              BALLOON (% OF TOTAL)                                           37.69%
              LEVEL PAY (% OF TOTAL)                                         62.31%
        AVERAGE LOAN PRINCIPAL BALANCE                                   $43,619.71                            % BY BALANCE
                                                                                                               ------------
        RANGE OF LOAN PRINCIPAL BALANCE                           $4,885 - $350,000               <= $25,000       12.56%
                                                                                           $25,001 - $50,000       32.15%
                                                                                           $50,001 - $75,000       25.24%
                                                                                          $75,001 - $100,000       12.70%
                                                                                         $100,001 - $500,000       17.35%
        WEIGHTED AVERAGE COUPON                                              10.85%                            % BY BALANCE
                                                                                                               ------------
        COUPON RANGE                                                 7.75% - 17.64%            7.00% - 9.00%        3.60%
                                                                                              9.01% - 10.00%       23.92%
                                                                                             10.01% - 11.00%       36.40%
                                                                                             11.01% - 12.00%       18.25%
                                                                                             12.01% - 18.00%       17.82%

        WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                                 173                            LEVEL PAY    BALLOON
                                                                                                               ---------    -------
        RANGE OF ORIGINAL TERMS (MONTHS)                                   36 - 360                    36-84        0.95%   65.21%
                                                                                                      85-120        4.77%   14.57%
                                                                                                     121-180       67.84%   20.22%
                                                                                                     181-240        9.15%
                                                                                                     241-360       17.29%
        WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                172                            LEVEL PAY    BALLOON
                                                                                                               ---------    -------
        RANGE OF REMAINING TERMS (MONTHS)                                  24 - 360                    24-84        0.98%   65.32%
                                                                                                      85-120        4.89%   14.50%
                                                                                                     121-180       67.69%   20.18%
                                                                                                     181-240        9.15%
                                                                                                     241-360       17.29%
        LIEN POSITION (FIRST/SECOND)                                75.76% / 24.24%

        WEIGHTED AVERAGE CLTV AT ORIGINATION                                 76.96%                            % BY BALANCE
                                                                                                               ------------
        RANGE OF CLTV AT ORIGINATION                                7.14% - 107.42%           7.00% - 65.00%       14.96%
                                                                                             65.01% - 75.00%       22.27%
                                                                                             75.01% - 85.00%       46.68%
                                                                                            85.01% - 110.00%       16.08%
        WEIGHTED AVERAGE SECOND MORTGAGE RATIO                               33.47%      (FOR SECOND LIENS ONLY AS OF ORIGINATION)
        RANGE OF SECOND MORTGAGE RATIOS                              4.32% - 99.95%
        PROPERTY TYPE
                                                             SINGLE FAMILY   93.04%          CONDOS/TOWNHOUSE       1.31%
                                                            2 TO 4 FAMILY     4.29%                     OTHER       1.36%

        OCCUPANCY STATUS                                        OWNER OCC.   95.52%                INVESTMENT       4.48%
        GEOGRAPHIC DISTRIBUTION
        OTHER STATES ACCOUNT INDIVIDUALLY FOR LESS                      FL   12.51%              OH     6.14%
           THAN 5% OF THE POOL PRINCIPAL BALANCE                        CA    6.86%





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

CURRENT BALANCE

                         NUMBER          CURRENT
     CURRENT BALANCE     OF LOANS        BALANCE               %
     ---------------     --------        -------              --
      0.01 -   25,000.00 4,201       74,089,705.05          12.56
 25,000.01 -   50,000.00 5,239      189,696,407.85          32.15
 50,000.01 -   75,000.00 2,453      148,919,365.39          25.24
 75,000.01 -  100,000.00   874       74,907,702.64          12.70
100,000.01 -  125,000.00   404       44,933,365.56           7.62
125,000.01 -  150,000.00   185       25,333,703.50           4.29
150,000.01 -  175,000.00    81       13,028,227.70           2.21
175,000.01 -  200,000.00    44        8,301,027.24           1.41
200,000.01 -  225,000.00    22        4,657,821.49           0.79
225,000.01 -  250,000.00    12        2,843,888.98           0.48
250,000.01 -  275,000.00     3          777,651.61           0.13
275,000.01 -  300,000.00     3          868,304.29           0.15
300,000.01 -  325,000.00     2          628,400.00           0.11
325,000.01 -  350,000.00     3        1,014,600.00           0.17

TOTAL:                   13,526     590,000,171.30         100.00

COUPON
------
                               NUMBER          CURRENT
      COUPON                 OF LOANS          BALANCE       %
      ------                 --------          -------      --
 7.501- 8.000                        4       236,734.86      0.04
 8.001- 8.500                      146     7,722,353.09      1.31
 8.501- 9.000                      187    13,300,337.05      2.25
 9.001- 9.500                      548    36,557,905.83      6.20
 9.501-10.000                    1,768   104,583,826.46     17.73
10.001-10.500                    1,942   101,201,095.32     17.15
10.501-11.000                    2,532   113,579,363.92     19.25
11.001-11.500                    1,621    65,067,198.01     11.03
11.501-12.000                    1,098    42,622,461.53      7.22
12.001-12.500                      932    32,793,854.21      5.56
12.501-13.000                      844    27,745,448.72      4.70
13.001-13.500                    1,497    31,623,088.28      5.36
13.501-14.000                      149     4,885,170.76      0.83
14.001-14.500                      175     5,782,257.24      0.98
14.501-15.000                       38     1,565,591.73      0.27
       15.001+                      45       733,484.29      0.12

TOTAL:                          13,526   590,000,171.30    100.00





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

REMAINING TERM
--------------
STATED REMAINING                   NUMBER          CURRENT
TERM                              OF LOANS         BALANCE            %
----                              --------         -------         -------
 13- 24                              1            6,640.35           0.00
 25- 36                              3           40,468.07           0.01
 37- 48                              6          112,413.32           0.02
 49- 60                            113        2,567,382.71           0.44
 61- 72                             15          280,212.17           0.05
 73- 84                          2,173      145,834,137.54          24.72
 85- 96                             20          617,669.96           0.10
 97-108                              8          256,154.64           0.04
109-120                          1,210       49,351,411.06           8.36
121-132                              2           40,665.97           0.01
133-144                             27          842,408.23           0.14
145-156                              4          137,812.12           0.02
157-168                              6          188,827.44           0.03
169-180                          8,365      292,522,644.16          49.59
229-240                            622       33,637,634.56           5.70
289-300                              2          111,000.00           0.02
349-360                            949       63,452,689.00          10.75

TOTAL:                          13,526      590,000,171.30          100.00

COMBINED LTV

                                 NUMBER            CURRENT
 COMBINED LTV                  OF LOANS            BALANCE             %
 ------------                  --------            -------            --
  5.01- 10.00                         7         107,569.49           0.02
 10.01- 15.00                        16         273,762.78           0.05
 15.01- 20.00                        62       1,125,943.62           0.19
 20.01- 25.00                        68       1,349,851.42           0.23
 25.01- 30.00                       114       2,767,133.32           0.47
 30.01- 35.00                       138       3,640,312.80           0.62
 35.01- 40.00                       167       4,732,459.23           0.80
 40.01- 45.00                       191       6,456,641.31           1.09
 45.01- 50.00                       296      10,780,093.90           1.83
 50.01- 55.00                       306      11,719,270.32           1.99
 55.01- 60.00                       495      20,149,208.25           3.42
 60.01- 65.00                       583      25,191,140.35           4.27
 65.01- 70.00                     1,178      56,606,547.94           9.59
 70.01- 75.00                     1,495      74,806,564.36          12.68
 75.01- 80.00                     2,308     118,645,191.29          20.11
 80.01- 85.00                     3,058     156,764,527.57          26.57
 85.01- 90.00                     1,124      50,185,036.69           8.51
 90.01- 95.00                       365      12,633,371.04           2.14
 95.01-100.00                     1,492      30,793,597.50           5.22
100.01-105.00                        61       1,208,198.12           0.20
105.01-110.00                         2          63,750.00           0.01

TOTAL:                           13,526     590,000,171.30         100.00





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

HOME EQUITY LOAN RATIO

                                    NUMBER         CURRENT
HOME EQUITY RATIO                  OF LOANS        BALANCE             %
-----------------                  --------        -------             -
          0.00                     7,850    446,955,036.81           75.76
0.01  -   5.00                         2         26,739.35            0.00
5.01  -  10.00                       137      1,683,031.89            0.29
10.01 -  15.00                       709     11,717,116.15            1.99
15.01 -  20.00                     1,160     22,288,130.41            3.78
20.01 -  25.00                     1,024     22,913,291.70            3.88
25.01 -  30.00                       796     20,640,180.47            3.50
30.01 -  35.00                       532     15,668,536.63            2.66
35.01 -  40.00                       361     11,482,278.69            1.95
40.01 -  45.00                       225      7,842,722.28            1.33
45.01 -  50.00                       149      5,185,969.09            0.88
50.01 -  55.00                       123      4,594,533.49            0.78
55.01 -  60.00                        88      3,564,060.14            0.60
60.01 -  65.00                        65      2,336,642.27            0.40
65.01 -  70.00                        79      2,967,616.34            0.50
70.01 -  75.00                        63      2,607,498.40            0.44
75.01 -  80.00                        53      2,579,180.91            0.44
80.01 -  85.00                        40      1,758,996.14            0.30
85.01 -  90.00                        39      1,696,338.90            0.29
90.01 -  95.00                        22      1,111,312.72            0.19
95.01 - 100.00                         9        380,958.52            0.06

TOTAL:                            13,526    590,000,171.30          100.00





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).

GEOGRAPHIC DISTRIBUTION

           NUMBER        CURRENT
STATES      LOANS        BALANCE                   %
------      -----        -------                    -
FL        1,953     73,815,192.68                 12.51
CA          772     40,500,638.52                  6.86
OH          739     36,204,452.10                  6.14
PA          621     28,260,823.41                  4.79
MI          567     26,819,513.31                  4.55
TN          595     26,633,244.33                  4.51
NC          630     24,713,789.61                  4.19
NY          385     24,058,806.16                  4.08
IN          566     23,807,701.08                  4.04
MD          482     22,569,402.10                  3.83
IL          487     22,469,362.64                  3.81
MN          385     16,566,361.81                  2.81
SC          426     15,364,411.20                  2.60
GA          381     15,283,494.10                  2.59
WA          339     14,595,429.91                  2.47
KY          350     13,807,157.13                  2.34
LA          314     12,464,447.11                  2.11
MA          184     12,200,767.23                  2.07
VA          312     12,091,298.71                  2.05
AZ          296     11,489,183.61                  1.95
CO          325     11,016,148.80                  1.87
IA          232      9,918,821.25                  1.68
MO          223      9,527,359.62                  1.61
WI          184      8,855,990.48                  1.50
UT          262      8,719,683.10                  1.48
OR          161      7,160,485.55                  1.21
CT          104      5,735,752.11                  0.97
OK          174      5,456,987.15                  0.92
KS          147      5,321,226.55                  0.90
DE           95      5,138,057.41                  0.87
TX           60      5,085,876.22                  0.86
MS          133      4,788,123.45                  0.81
NJ           64      4,557,696.32                  0.77
RI           74      3,959,115.61                  0.67
ID          108      3,929,090.00                  0.67
AL           93      3,679,673.07                  0.62
AR           70      3,312,074.33                  0.56
NM           76      3,007,237.47                  0.51
NE           62      2,649,255.39                  0.45
NV           50      2,081,725.71                  0.35
WV           30      1,565,306.79                  0.27
DC            8        447,581.83                  0.08
NH            6        341,478.84                  0.06
HI            1         29,947.50                  0.01

TOTAL    13,526    590,000,171.30                100.00





 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
 Offering Memorandum (the "Offering Document").  Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering
            Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman
               Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
  (including, with respect to any description of the securities or underlying assets, the information contained in the Offering
                                   Document).